UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 27, 2017

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2017, Robert K. Gudbranson informed Invacare Corporation (the “Company”) of his resignation as Senior Vice President and Chief Financial Officer, effective November 26, 2017, to pursue another opportunity. In submitting his resignation, Mr. Gudbranson did not express any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including its controls or financial-related matters.

Upon the effectiveness of Mr. Gudbranson’s resignation, the Company will appoint Kathleen P. Leneghan, the Company’s long-standing Vice President and Corporate Controller, to serve as Chief Financial Officer on an interim basis while the Company conducts an executive search for Mr. Gudbranson’s replacement.

Ms. Leneghan, age 54, has been employed by the Company for 27 years, serving in various financial roles in North America and Europe. She has served as Vice President and Corporate Controller since 2003. Prior to joining the Company, Ms. Leneghan was an audit manager with Ernst & Young LLP.

There is no arrangement or understanding between Ms. Leneghan and any other person pursuant to which Ms. Leneghan will be appointed as interim Chief Financial Officer of the Company. Ms. Leneghan has not entered into any related party transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.    Regulation FD Disclosure.

On November 2, 2017, the Company issued a press release regarding the resignation of its Chief Financial Officer. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated November 2, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: November 2, 2017	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release, dated November 2, 2017.